UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-08476

            The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2020

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Stockholders,

For the six months ended June 30, 2020, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was (15.7)%, compared with a total return of (5.8)% for the Morgan Stanley Capital International (MSCI) World Index. The total return for the Fund’s publicly traded shares was (12.3)%. The Fund’s NAV per share was $6.14, while the price of the publicly traded shares closed at $6.50 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2020 (a) (Unaudited)						Since
	Year to Date	1 Year	5 Year	10 Year	15 Year	Inception (11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	(15.69)%	(11.19)%	1.90%	10.62%	5.13%	7.70%
Investment Total Return (c)	(12.31)	(7.83)	4.52	12.23	6.79	8.32
MSCI AC World Communication Services Index	0.54	9.26	4.17	7.88	6.59	N/	A
MSCI World Index	(5.77)	2.84	6.90	9.95	6.55	7.00	(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World Index is an unmanaged indicator of stock market performance. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of Communication Services from around the world. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2020:

The Gabelli Multimedia Trust Inc.

Entertainment	14.0%
U.S. Government Obligations	13.5%
Computer Software and Services	12.3%
Cable	8.5%
Broadcasting	8.0%
Electronics	5.6%
Telecommunications: National	4.3%
Wireless Communications	4.1%
Real Estate	3.4%
Financial Services	3.3%
Satellite	3.2%
Hotels and Gaming	3.0%
Computer Hardware	2.9%
Consumer Services	2.5%
Telecommunications: Regional	2.3%
Business Services	1.9%

Business Services: Advertising	1.2%
Consumer Products	1.2%
Publishing	1.0%
Information Technology	1.0%
Equipment	0.8%
Diversified Industrial	0.7%
Telecommunications: Long Distance	0.6%
Retail	0.3%
Food and Beverage	0.3%
Closed-End Funds	0.1%
Diversified Consumer Services	0.0%*
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 5, 2020, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 86.4%
	DISTRIBUTION COMPANIES — 54.1%
	Broadcasting — 8.0%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$71,313
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	31,533
16,000	Cogeco Inc.	317,869	954,862
30,000	Corus Entertainment Inc., OTC, Cl. B	105,934	63,000
170,000	Corus Entertainment Inc., Toronto, Cl. B	713,046	358,132
34,000	Discovery Inc., Cl. A†	289,684	717,400
178,000	Discovery Inc., Cl. C†	3,848,439	3,428,280
30,000	Fox Corp., Cl. A.	1,246,500	804,600
27,000	Fox Corp., Cl. B.	1,059,531	724,680
81,000	Grupo Radio Centro SAB de CV, Cl. A†.	39,884	17,268
30,000	iHeartMedia Inc., Cl. A†	427,026	250,500
16,000	Informa plc.	176,942	93,259
350,000	ITV plc	903,888	323,875
4,000	Lagardere SCA†	90,044	56,939
10,500	Liberty Broadband Corp., Cl. A†	662,168	1,282,995
31,000	Liberty Broadband Corp., Cl. C†	2,095,036	3,842,760
17,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	396,897	586,840
92,361	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	3,333,824	3,181,836
68,566	Media Prima Berhad†	34,965	2,400
55,000	MSG Networks Inc., Cl. A†	629,757	547,250
4,000	Nexstar Media Group Inc., Cl. A	341,960	334,760
33,000	Nippon Television Holdings Inc.	500,589	356,360
4,000	NRJ Group	17,822	24,717
3,000	RTL Group SA†.	107,299	96,059
25,000	Salem Media Group Inc.	22,276	28,250
27,000	Sinclair Broadcast Group Inc., Cl. A	957,805	498,420
75,000	TEGNA Inc.	1,254,216	835,500
45,000	Television Broadcasts Ltd.	166,753	52,255
22,000	Television Francaise 1†	219,175	118,987
36,000	Tokyo Broadcasting System Holdings Inc.	743,833	573,799
240,000	TV Azteca SAB de CV	58,305	3,289

		20,850,410	20,262,118

	Business Services — 1.9%
6,000	Carlisle Support Sevices Group Ltd.†(a)	200	595
4,000	Fluent Inc.†	32,492	7,120
6,000	Impellam Group plc†	8,600	17,025
14,500	S&P Global Inc.	2,808,849	4,777,460

		2,850,141	4,802,200

Shares		Cost	Market Value
	Cable — 8.5%
15,000	Altice Europe NV†	$82,571	$57,888
22,000	AMC Networks Inc., Cl. A†	1,428,242	514,580
300	Cable One Inc.	333,624	532,455
3,800	Charter Communications Inc., Cl. A†.	757,519	1,938,152
36,000	Cogeco Communications Inc.	815,159	2,593,665
143,000	Comcast Corp., Cl. A	5,397,629	5,574,140
32,931	Liberty Global plc, Cl. A†	458,982	719,872
130,177	Liberty Global plc, Cl. C†	4,221,114	2,800,107
19,400	MultiChoice Group†	133,926	118,809
104,000	Rogers Communications Inc., New York, Cl. B	4,618,840	4,179,760
88,000	Shaw Communications Inc., New York, Cl. B	272,829	1,439,680
4,000	Telenet Group Holding NV	234,227	164,659
195,000	WideOpenWest Inc.†	1,530,964	1,027,650

		20,285,626	21,661,417

	Computer Software and Services — 1.6%
6,000	CyrusOne Inc., REIT	323,811	436,500
5,000	Groupon Inc.†	462,614	90,600
40,000	SVMK Inc.†	699,308	941,600
1,000	Tencent Holdings Ltd.	44,193	64,331
9,000	Zoom Video Communications Inc., Cl. A†.	670,522	2,281,860
15,000	Zuora Inc., Cl. A†	240,754	191,250

		2,441,202	4,006,141

	Consumer Services — 2.4%
1,500	Expedia Group Inc.	146,003	123,300
14,500	IAC/InterActiveCorp.†	1,885,424	4,689,300
35,000	Liberty TripAdvisor Holdings Inc., Cl. A†.	395,439	74,550
137,000	Qurate Retail Inc., Cl. A†	1,699,532	1,301,500

		4,126,398	6,188,650

	Diversified Consumer Services — 0.0%
4,000	Facebank Group Inc.†	47,674	41,800

	Diversified Industrial — 0.7%
16,000	Bouygues SA†.	449,280	546,648
3,000	Fortune Brands Home & Security Inc.	125,326	191,790
23,000	Jardine Strategic Holdings Ltd.	595,515	495,650
6,000	Malaysian Resources Corp. Berhad	4,297	658
50,000	Trine Acquisition Corp.†	500,000	560,000

		1,674,418	1,794,746

	Entertainment — 9.0%
85,000	Borussia Dortmund GmbH & Co. KGaA	675,844	551,495
25,000	Gogo Inc.†	119,686	79,000
290,000	Grupo Televisa SAB, ADR†	4,280,769	1,519,600

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
18,000	Liberty Media Corp.- Liberty Braves, Cl. A†	$397,667	$361,440
115,000	Liberty Media Corp.- Liberty Braves, Cl. C†	2,267,369	2,270,100
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	210,094	233,440
33,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	1,002,728	1,046,430
4,000	M6 Metropole Television SA†	35,208	45,120
22,000	Madison Square Garden Entertainment Corp.†	1,603,483	1,650,000
21,500	Madison Square Garden Sports Corp.†	3,393,288	3,158,135
28,000	Naspers Ltd., Cl. N	2,621,432	5,103,995
5,000	Netflix Inc.†	1,355,617	2,275,200
43,000	Reading International Inc., Cl. A†	672,127	182,750
8,000	Reading International Inc., Cl. B†	85,625	128,080
4,000	Roku Inc.†	56,000	466,120
40,000	Sirius XM Holdings Inc.	227,782	234,800
24,500	Take-Two Interactive Software Inc.†	2,357,012	3,419,465
550,000	Wow Unlimited Media Inc.†(b)(c)	535,492	119,512

		21,897,223	22,844,682

	Equipment — 0.8%
3,600	Amphenol Corp., Cl. A	7,014	344,916
44,000	Corning Inc.	1,208,193	1,139,600
6,500	QUALCOMM Inc.	191,784	592,865

		1,406,991	2,077,381

	Financial Services — 3.3%
15,000	Caribbean Investment Holdings Ltd	14,944	7,528
35,500	Kinnevik AB, Cl. A	673,200	929,579
28,000	Kinnevik AB, Cl. B	794,554	736,494
4,800	LendingTree Inc.†	1,062,203	1,389,744
31,000	PayPal Holdings Inc.†	2,435,971	5,401,130
14,000	Waterloo Investment Holdings Ltd.†(a)	2,009	2,940

		4,982,881	8,467,415

	Food and Beverage — 0.3%
2,400	Pernod Ricard SA	148,081	377,629
2,500	Remy Cointreau SA	302,970	340,419

		451,051	718,048

	Information Technology — 1.0%
26,500	Prosus NV†	2,223,449	2,463,385

	Real Estate — 1.8%
12,500	American Tower Corp., REIT	1,705,635	3,231,750

Shares		Cost	Market Value
3,000	Crown Castle International Corp., REIT	$310,549	$502,050
5,500	Digital Realty Trust Inc., REIT	720,500	781,605
15,000	Midway Investments†(a)	96	186

		2,736,780	4,515,591

	Retail — 0.3%
200	Amazon.com Inc.†	35,729	551,764
2,000	Best Buy Co. Inc.	70,450	174,540

		106,179	726,304

	Satellite — 3.2%
107,000	DISH Network Corp., Cl. A†	4,859,954	3,692,570
70,000	EchoStar Corp., Cl. A†	1,899,244	1,957,200
5,000	Eutelsat Communications SA	78,158	46,119
30,000	Iridium Communications Inc.†	241,684	763,200
86,000	Loral Space & Communications Inc.	2,902,766	1,678,720
250,000	PT Indosat Tbk†	52,779	41,127
3,000	SKY Perfect JSAT Holdings Inc.	15,472	11,114

		10,050,057	8,190,050

	Telecommunications: Long Distance — 0.6%
38,000	AT&T Inc.	1,251,938	1,148,740
5,594	BCE Inc., Toronto	250,825	233,303

		1,502,763	1,382,043

	Telecommunications: National — 4.3%
5,000	China Telecom Corp. Ltd., ADR	126,250	140,350
5,000	China Unicom Hong Kong Ltd., ADR	38,450	27,250
50,000	Deutsche Telekom AG, ADR	646,760	838,500
14,000	Elisa Oyj	138,048	851,564
3,605	Hellenic Telecommunications Organization SA	41,551	48,643
6,000	Liberty Latin America Ltd., Cl. A†	95,749	58,320
85,000	Liberty Latin America Ltd., Cl. C†	1,529,023	802,400
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	6,240
4,000	Maroc Telecom†	60,473	57,074
40,000	Megacable Holdings SAB de CV	148,072	117,366
20,000	Nippon Telegraph & Telephone Corp.	230,089	465,941
5,000	Oi SA, ADR†	1,613	1,123
4,000	Orange SA, ADR	65,705	47,600
22,000	PLDT Inc., ADR	370,294	537,020
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	131,280
6,000	Rostelecom PJSC, ADR	41,408	43,770
22,000	Swisscom AG, ADR	579,192	1,155,660
6,000	Telecom Argentina SA, ADR	5,820	53,700
340,000	Telecom Italia SpA	897,754	133,581
17,500	Telefonica Brasil SA, ADR	283,641	155,050

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
105,710	Telefonica SA, ADR	$1,139,289	$509,522
140,000	Telekom Austria AG†	962,459	967,329
55,000	Telesites SAB de CV†	41,755	34,817
15,172	Telia Co. AB	42,639	56,662
2,400	Telstra Corp. Ltd., ADR	30,324	25,930
100,000	VEON Ltd., ADR	183,016	180,000
63,500	Verizon Communications Inc.	2,591,305	3,500,755

		10,312,299	10,947,447

	Telecommunications: Regional — 2.3%
28,000	CenturyLink Inc.	421,685	280,840
35,000	GCI Liberty Inc., Cl. A†	1,917,485	2,489,200
85,500	Telephone and Data Systems Inc.	3,440,688	1,699,740
80,000	TELUS Corp., New York	517,468	1,341,600

		6,297,326	5,811,380

	Wireless Communications — 4.1%
78,000	Altice USA Inc., Cl. A†	1,726,265	1,758,120
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	697,950
240,000	Jasmine International PCL(a)	5,040	27,799
24,000	Millicom International Cellular SA, SDR	1,497,524	627,932
75,000	NTT DOCOMO Inc.	1,162,358	2,001,852
19,000	Orascom Investment Holding, GDR†	29,430	1,805
60,000	ORBCOMM Inc.†	483,714	231,000
34,000	SK Telecom Co. Ltd., ADR	761,600	656,880
4,203	TIM Participacoes SA, ADR	108,533	54,387
29,000	T-Mobile US Inc.†	2,235,431	3,020,350
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	123,780	57,600
30,000	United States Cellular Corp.†	1,107,291	926,100
25,000	Vodafone Group plc, ADR	971,225	398,500

		10,579,355	10,460,275

	TOTAL DISTRIBUTION COMPANIES	124,822,223	137,361,073

	COPYRIGHT/CREATIVITY COMPANIES — 32.3%
	Business Services — 0.0%
6,500	Scientific Games Corp.†	72,843	100,490

	Business Services: Advertising — 1.2%
1,000	Boston Omaha Corp., Cl. A†	16,970	16,000
200,000	Clear Channel Outdoor Holdings Inc.†	863,783	208,000
13,000	JCDecaux SA†	330,623	241,720
18,400	Lamar Advertising Co., Cl. A, REIT	1,131,304	1,228,384
15,000	Ocean Outdoor Ltd.†	144,925	96,000
1,500	Publicis Groupe SA	10,478	48,552

Shares		Cost	Market Value
4,000	Ströeer SE & Co. KGaA	$89,263	$269,189
56,000	The Interpublic Group of Companies Inc.	1,295,150	960,960
10,820	The Rubicon Project Inc.†	22,112	72,169

		3,904,608	3,140,974

	Computer Hardware — 2.9%
20,000	Apple Inc.	3,585,655	7,296,000

	Computer Software and Services — 10.7%
48,000	Activision Blizzard Inc.	2,582,754	3,643,200
4,000	Actua Corp.†(a)	0	200
4,300	Alphabet Inc., Cl. A†	4,268,254	6,097,615
1,300	Alphabet Inc., Cl. C†	973,732	1,837,693
50,000	eBay Inc.	1,241,780	2,622,500
4,000	Electronic Arts Inc.†	367,870	528,200
39,000	Facebook Inc., Cl. A†	5,311,420	8,855,730
90,000	Hewlett Packard Enterprise Co.	1,262,543	875,700
10,000	Microsoft Corp.	1,316,071	2,035,100
7,000	QTS Realty Trust Inc., Cl. A, REIT	232,035	448,630
300	Red Violet Inc.†	1,920	5,292
6,000	SoftBank Group Corp.	175,747	302,848

		17,734,126	27,252,708

	Consumer Products — 1.2%
2,000	Nintendo Co. Ltd.	241,733	889,280
38,000	Nintendo Co. Ltd., ADR	831,904	2,124,200

		1,073,637	3,013,480

	Consumer Services — 0.1%
2,200	Marriott Vacations Worldwide Corp.	260,590	180,862

	Electronics — 5.6%
2,000	IMAX Corp.†	10,333	22,420
5,000	Intel Corp.	105,992	299,150
3,440	Koninklijke Philips NV†	36,704	161,130
29,036	Micro Focus International plc, ADR	687,234	159,117
50,000	Resideo Technologies Inc.†	652,883	586,000
188,000	Sony Corp., ADR	6,847,923	12,996,440

		8,341,069	14,224,257

	Entertainment — 5.0%
79,200	GMM Grammy Public Co. Ltd.	52,488	25,112
4,000	Lions Gate Entertainment Corp., Cl. B†	67,258	27,320
18,000	Live Nation Entertainment Inc.†	707,208	797,940
11,000	Manchester United plc, Cl. A	200,475	174,130
17,000	STV Group plc	13,537	49,186
10,000	Tencent Music Entertainment Group, ADR†	140,864	134,600
38,000	The Walt Disney Co.	4,408,256	4,237,380
36,000	Universal Entertainment Corp.†	935,873	697,495
85,500	ViacomCBS Inc., Cl. A	2,631,152	2,188,800

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
75,000	ViacomCBS Inc., Cl. B	$3,102,945	$1,749,000
85,000	Vivendi SA	2,045,981	2,181,152
4,000	Warner Music Group Corp., Cl. A†	115,520	118,000
8,000	World Wrestling Entertainment Inc., Cl. A	412,048	347,600

		14,833,605	12,727,715

	Hotels and Gaming — 3.0%
65,000	Boyd Gaming Corp	1,395,042	1,358,500
1,800	Churchill Downs Inc.	52,401	239,670
15,000	Full House Resorts Inc.†	49,514	19,950
14,000	Golden Entertainment Inc.†	150,730	124,880
4,200	Greek Organization of Football Prognostics SA	45,444	39,849
18,427	GVC Holdings plc	238,757	169,100
85,000	International Game Technology plc	1,374,549	756,500
8,500	Las Vegas Sands Corp.	463,913	387,090
180,250	Mandarin Oriental International Ltd	294,057	272,178
29,000	Melco Resorts & Entertainment Ltd., ADR	193,802	450,080
22,000	MGM China Holdings Ltd.	43,826	28,385
38,000	MGM Resorts International	1,084,858	638,400
4,000	Penn National Gaming Inc.†	26,016	122,160
49,000	Ryman Hospitality Properties Inc., REIT	1,823,942	1,695,400
16,200	Wynn Resorts Ltd.	1,707,512	1,206,738

		8,944,363	7,508,880

	Publishing — 1.0%
20,000	Arnoldo Mondadori Editore SpA†	63,826	21,571
974,000	Bangkok Post plc†	47,100	41,283
850	Graham Holdings Co., Cl. B	449,232	291,270
600	John Wiley & Sons Inc., Cl. B	4,269	23,754
26,500	Meredith Corp.	871,497	385,575
5,263	Nation International Edutainment PCL†	265	307
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	5,500
28,000	News Corp., Cl. A	130,834	332,080
38,500	News Corp., Cl. B	633,354	460,075
6,779	Novus Holdings Ltd.	3,053	441
235,000	Singapore Press Holdings Ltd.	689,576	214,158
600	Spir Communication SA†(a)	3,279	3,370
79,000	The E.W. Scripps Co., Cl. A	1,405,558	691,250
1,800	Wolters Kluwer NV	40,781	140,590

		4,395,970	2,611,224

	Real Estate — 1.6%
5,000	Equinix Inc., REIT	2,103,490	3,511,500

Shares		Cost	Market Value
37,500	Outfront Media Inc., REIT	$712,690	$531,375

		2,816,180	4,042,875

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	65,962,646	82,099,465

	TOTAL COMMON STOCKS	190,784,869	219,460,538

	CLOSED-END FUNDS — 0.1%
8,000	Altaba Inc., Escrow†	52,053	172,000

	PREFERRED STOCKS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Telecommunications: Regional — 0.0%
5,500	GCI Liberty Inc., Ser. A, 7.000%	112,525	144,155

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., CVR†(a)	0	0

	Wireless Communications — 0.0%
29,000	T-Mobile US Inc., expire 07/27/20†	0	4,872

	TOTAL RIGHTS	0	4,872

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	15

	Telecommunications — 0.0%
117,647	Jasmine International PCL, expire 07/05/20†	0	1,751

	TOTAL WARRANTS	0	1,766

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.0%
	Distribution Companies — 0.0%
	Entertainment — 0.0%
$100,000	Gogo Inc., 6.000%, 05/15/22	100,000	70,336

	U.S. GOVERNMENT OBLIGATIONS — 13.5%
34,215,000	U.S. Treasury Bills,
	0.030% to 0.300%††,
	08/27/20 to 11/05/20	34,196,526	34,205,488

TOTAL INVESTMENTS — 100.0%		$225,245,973	254,059,155

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Market Value
Other Assets and Liabilities (Net)	$(48,283)

PREFERRED STOCK (3,986,911 preferred shares outstanding)	(99,922,525)

NET ASSETS — COMMON STOCK (25,104,488 common shares outstanding)	$154,088,347

NET ASSET VALUE PER COMMON SHARE ($154,088,347 ÷ 25,104,488 shares outstanding)	$6.14

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

At June 30, 2020, the Fund held an investment in a restricted and illiquid security amounting to $119,512 or 0.05% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Dates	Acquisition Cost	06/30/20 Carrying Value Per Unit
550,000	Wow Unlimited Media Inc.	06/05/18- 10/01/19	$535,492	$0.2173
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR   American Depositary Receipt

CVR   Contingent Value Right

GDR   Global Depositary Receipt

REIT   Real Estate Investment Trust

SDR   Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	79.5%	$202,024,724
Japan	8.1	20,522,176
Europe.	7.9	20,188,815
South Africa	2.1	5,223,246
Asia/Pacific	1.3	3,347,913
Latin America	1.1	2,693,402
Africa/Middle East	0.0 *	58,879

Total Investments	100.0%	$254,059,155

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 2020 (Unaudited)
Assets:
Investments, at value (cost $225,245,973)	$254,059,155
Foreign currency, at value (cost $6,329)	6,387
Cash	57,453
Receivable for investments sold	249,213
Deferred offering expense	136,685
Dividends and interest receivable	242,942
Prepaid expenses	2,649

Total Assets	254,754,484

Liabilities:
Distributions payable	70,956
Payable for investments purchased	120,957
Payable for investment advisory fees	211,307
Payable for accounting fees	11,250
Payable for payroll expenses	8,715
Payable for stockholder communications expenses	119,102
Payable for legal and audit fees	42,341
Payable for preferred offering expenses	91,110
Other accrued expenses	67,874

Total Liabilities	743,612

Preferred Stock, $0.001 par value:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,996,700 shares issued and outstanding)	49,917,500
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,990,201 shares issued and outstanding)	49,755,025

Total Preferred Stock	99,922,525

Net Assets Attributable to Common Stockholders	$154,088,347

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$131,212,794
Total distributable earnings (a)	22,875,553

Net Assets	$154,088,347

Net Asset Value per Common Share:
($154,088,347 ÷ 25,104,488 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$6.14

(a)	Includes net unrealized depreciation of $4,601 in deferred Thailand capital gains tax during the six months ended June 30, 2020.

Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $102,449)	$1,350,307
Interest	141,916

Total Investment Income	1,492,223

Expenses:
Investment advisory fees	1,290,070
Stockholder communications expenses	74,338
Stockholder services fees	42,011
Directors’ fees	41,003
Audit and legal fees	39,953
Custodian fees	22,583
Accounting fees	22,500
Payroll expenses	6,684
Interest expense	29
Miscellaneous expenses	48,820

Total Expenses	1,587,991

Less:
Advisory fee reduction (See Note 3)	(1,243)
Expenses paid indirectly by broker (See Note 3)	(1,497)

Total Reductions and Credits	(2,740)

Net Expenses	1,585,251

Net Investment Loss	(93,028)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(1,555,314)
Net realized gain on foreign currency transactions	1,964

Net realized loss on investments and foreign currency transactions.	(1,553,350)

Net change in unrealized appreciation/depreciation:
on investments(a)	(29,205,870)
on foreign currency translations	63

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(29,205,807)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(30,759,157)

Net Decrease in Net Assets Resulting from Operations	(30,852,185)

Total Distributions to Preferred Stockholders	(2,559,768)

Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(33,411,953)

(a)	Includes net change of $(1,368) in deferred Thailand capital gains tax on unrealized appreciation during the six months ended June 30, 2020.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(93,028)	$3,185,626
Net realized gain/(loss) on investments and foreign currency transactions	(1,553,350)	19,943,525
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(29,205,807)	26,104,341

Net Increase/(Decrease) in Net Assets Resulting from Operations	(30,852,185)	49,233,492

Distributions to Preferred Shareholders:
Accumulated earnings	(950)*	(3,820,425)
Return of capital	(2,558,818)*	—

Total Distributions to Preferred Stockholders	(2,559,768)	(3,820,425)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(33,411,953)	45,413,067

Distributions to Common Stockholders:
Accumulated earnings	—	(20,626,172)
Return of capital	(10,981,915)*	(1,128,870)

Total Distributions to Common Stockholders	(10,981,915)	(21,755,042)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,126,513	2,236,670
Net increase in net assets from redemption of preferred shares	29,148	—
Offering costs for preferred shares charged to paid-in capital	—	(1,852,000)

Net Increase in Net Assets from Fund Share Transactions	1,155,661	384,670

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	(43,238,207)	24,042,695

Net Assets Attributable to Common Stockholders:
Beginning of year	197,326,554	173,283,859

End of period	$154,088,347	$197,326,554

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2020		For the Year Ended December 31,
	(Unaudited)		2019		2018		2017		2016		2015
Operating Performance:
Net asset value, beginning of year	$7.93		$7.04		$9.34		$8.13		$8.36		$9.81

Net investment income	(0.00	)(a)	0.13	(b)	0.03		0.01		0.05		0.03
Net realized and unrealized gain/(loss) on investments and foreign currency transactions		(1.25)	1.86			(1.28)	2.11		0.60			(0.49)

Total from investment operations		(1.25)	1.99			(1.25)	2.12		0.65			(0.46)

Distributions to Preferred Stockholders: (c)
Net investment income	(0.00	)*(a)		(0.02)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Net realized gain	(0.00	)*(a)		(0.13)		(0.15)	(0.08)			(0.05)		(0.05)
Return of capital	(0.10	)*	—		—		—		(0.00	)(a)	—

Total distributions to preferred stockholders		(0.10)		(0.15)		(0.15)	(0.08)			(0.05)		(0.05)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations		(1.35)	1.84			(1.40)	2.04		0.60			(0.51)

Distributions to Common Stockholders:
Net investment income	—			(0.12)		(0.01)	(0.03)			(0.06)		(0.03)
Net realized gain	—			(0.71)		(0.89)	(0.73)			(0.74)		(0.89)
Return of capital	(0.44	)*		(0.05)	—		(0.12)			(0.03)		(0.02)

Total distributions to common stockholders		(0.44)		(0.88)		(0.90)	(0.88)			(0.83)		(0.94)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	—		—		—		0.00	(a)	—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(a)	0.00	(a)	—		—		—		—
Increase in net asset value from redemption of preferred shares	0.00	(a)	—		—		0.12		—		—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—			(0.07)	(0.00	)(a)	(0.07)		—		(0.00	)(a)

Total Fund share transactions	0.00	(a)		(0.07)	(0.00	)(a)	0.05		—		(0.00	)(a)

Net Asset Value Attributable to Common Stockholders, End of Period	$6.14		$7.93		$7.04		$9.34		$8.13		$8.36

NAV total return †		(15.69)%		25.86%		(16.54)%	26.50%			7.59%		(5.57)%

Market value, end of period	$6.50		$8.02		$7.06		$9.20		$7.24		$7.50

Investment total return ††		(12.31)%		26.67%		(14.93)%	40.21%			7.97%		(16.33)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$254,011		$297,577		$243,309		$297,503		$232,399		$238,049
Net assets attributable to common shares, end of period (in 000’s)	$154,088		$197,327		$173,284		$227,477		$197,623		$203,274
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.12	%)(d)	1.62	%(b)		0.39%	0.13%			0.70%		0.33%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(e)(f)	1.99	%(d)	1.69	%(g)		1.62%	1.45%		1.49	%(h)		1.45%
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory feereduction, if any(e)(i)	1.99	%(d)	1.69	%(g)		1.53%	1.45%		1.49	%(h)		1.30%
Portfolio turnover rate		5.9%		17.5%		20.5%	16.8%			10.3%		14.0%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2020		For the Year Ended December 31,
	(Unaudited)		2019		2018		2017		2016	2015
Cumulative Preferred Stock:
6.000% Series B Preferred(j)
Liquidation value, end of period (in 000’s)	—		—		$19,775		$19,775		$19,775	$19,775
Total shares outstanding (in 000’s)	—		—		791		791		791	791
Liquidation preference per share	—		—		$25.00		$25.00		$25.00	$25.00
Average market value (k)	—		—		$25.81		$26.36		$26.42	$25.80
Asset coverage per share(l)	—		—		$86.86		$106.21		$167.07	$171.13
Series C Auction Rate Preferred
Liquidation value, end of Total shares outstanding (in 000’s) (in 000’s)	$ 250		$250		$250		$250		$15,000	$15,000
Total shares outstanding (in 000’s)	0	(m)	0	(m)	0	(m)	0	(m)	1	1
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000		$25,000	$25,000
Liquidation value (n)	$25,000		$25,000		$25,000		$25,000		$25,000	$25,000
Asset coverage per share(l)	$49,988		$74,209		$86,865		$106,212		$167,071	$171,134
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$49,918		$50,000		$50,000		$50,000		—	—
Total shares outstanding (in 000’s)	1,997		2,000		2,000		2,000		—	—
Liquidation preference per share	$ 25.00		$25.00		$25.00		$25.00		—	—
Average market value(k)	$ 25.11		$24.88		$23.80		$24.98		—	—
Asset coverage per share(l)	$ 49.99		$74.21		$86.86		$106.21		—	—
5.125% Series G Preferred
Liquidation value, end of period (in 000’s)	$49,755		$50,000		—		—		—	—
Total shares outstanding (in 000’s)	1,990		2,000		—		—		—	—
Liquidation preference per share	$ 25.00		$25.00		—		—		—	—
Average market value(k)	$ 25.09		$25.40		—		—		—	—
Asset coverage per share(l)	$ 49.99		$74.21		—		—		—	—
Asset Coverage (o)		200%		297%		347%		425%	668%	685%

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been 0.02 and the net investment income ratio would have been 0.20%.
(c)	Calculated based on average common shares outstanding on the record dates throughout the years.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no impact on the expense ratios.
(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.23%, 1.25%, 1.22%, 1.23%, 1.27%, and 1.26%, respectively.

(g)

In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. For the year ended December 31, 2019, there was no impact to the ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares.

(h)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(i)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.22%, 1.25%, 1.15%, 1.23%, 1.27%, and 1.13%, respectively.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

(j)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on December 26, 2019.
(k)	Based on weekly prices.
(l)	Asset coverage per share is calculated by combining all series of preferred shares.
(m)	Actual number of shares outstanding is 10.
(n)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(o)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 6/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Computer Software and Services	$27,252,508	—	$200	$27,252,708
Publishing	2,537,317	$70,537	3,370	2,611,224
Other Industries (b)	52,235,533	—	—	52,235,533
Distribution Companies
Broadcasting	20,244,850	17,268	—	20,262,118
Business Services	4,801,605	—	595	4,802,200
Entertainment	22,725,170	119,512	—	22,844,682
Financial Services	8,464,475	—	2,940	8,467,415
Real Estate	4,515,405	—	186	4,515,591
Wireless Communications	10,432,476	—	27,799	10,460,275
Other Industries (b)	66,008,792	—	—	66,008,792

Total Common Stocks	219,218,131	207,317	35,090	219,460,538

Closed-End Funds	—	172,000	—	172,000
Preferred Stocks (b)	144,155	—	—	144,155
Rights (b)	4,872	—	0	4,872
Warrants (b)	15	1,751	—	1,766
Convertible Corporate Bonds (b)	—	70,336	—	70,336
U.S. Government Obligations	—	34,205,488	—	34,205,488

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$219,367,173	$34,656,892	$35,090	$254,059,155

(a)

Level 3 securities are valued by the last available closing Price/Spin-off and Merger/Acquisition Price analysis. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2020, the Fund did not have transfers into or out of Level 3.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended June 30, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For restricted securities the Fund held as of June 30, 2020, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to stockholders of the Fund’s Series C Cumulative Preferred Stock (Series C Preferred), 5.125% Series E Cumulative Preferred Stock (Series E Preferred) and 5.125% Series G Preferred Stock (Series G Preferred), are accrued on a daily basis and are determined as described in Note 5.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2019 was follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,952,388	$732,070
Long term capital gains	16,673,784	3,088,355
Return of capital	1,128,870	—

Total distributions paid	$21,755,042	$3,820,425

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$226,602,913	$59,778,217	$(32,321,975)	$27,456,242

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. Except as disclosed above, for the six months ended June 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the six months ended June 30, 2020, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock were reduced by $1,243.

During the six months ended June 30, 2020, the Fund paid $7,774 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,497.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2020, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2020, the Fund accrued $6,684 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Fund engaged in a sale transaction with a fund that has a common investment adviser. This sale transaction complied with Rule 17a-7 under the Act and amounted to $2,531,500.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2020, other than short term securities and U.S. Government obligations, aggregated to $13,495,149 and $23,635,254, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not repurchase any of its common shares.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	205,973	$1,126,513	280,650	$2,236,670

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of June 30, 2020, the Fund has approximately $300 million available for issuance under the current shelf registration.

The Fund’s Articles of Incorporation authorize the issuance of up to 3,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E and Series G Preferred at redemption prices of $25,000, $25 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C Preferred Stock at its redemption price. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2020, the Fund repurchased 3,300 shares of Series E and 9,799 shares of Series G Preferred Stock. During the

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

year ended December 31, 2019, the Fund did not repurchase or redeem any shares of Series E or Series G Preferred Stock. During the year ended December 31, 2019, the Fund redeemed and retired all of the remaining shares of Series B Preferred Stock.

On December 20, 2019, the Fund issued 2,000,000 shares of Series G Preferred receiving $48,148,000, after the deduction of estimated offering expenses of $277,000 and underwriting fees of $1,575,000. The Series G Preferred has an annual dividend rate of 5.125%, is perpetual, noncallable for five years, and has a liquidation preference of $25 per share. Distributions are to be paid quarterly beginning on March 26, 2020.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/20	Net Proceeds	2020 Dividend Rate Range	Dividend Rate at 06/30/20	Accrued Dividends at 06/30/20
C Auction Rate	March 31, 2003	1,000	10	$24,547,465	0.088% to 2.783%	0.175%	8
E 5.125%	September 26, 2017	2,000,000	1,996,700	48,192,240	Fixed Rate	5.125%	35,532
G 5.125%	December 20, 2019	2,000,000	1,990,201	48,148,000	Fixed Rate	5.125%	35,416

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Stockholder Meeting – May 11, 2020 – Final Results

The Fund’s Annual Meeting of Stockholders was held virtually on May 11, 2020. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, Salvatore J. Zizza, and Daniel E. Zucchi as Directors of the Fund, with 21,874,449 votes, 21,918,008 votes, 21,946,939 votes, and 21,957,616 votes cast in favor of these Directors, and 966,884 votes, 923,325 votes, 894,394 votes, and 883,717 votes withheld for these Directors, respectively.

Mario J. Gabelli, John Birch, Anthony J. Colavita, James P. Conn, Christopher J. Marangi, and Kuni Nakamura continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Directors (the Board) of The Gabelli Multimedia Trust Inc. (the Fund), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the Advisory Agreement) with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on May 12, 2020, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1) The nature, extent and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board Members noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY Mellon to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY Mellon, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Broadridge peer group of other SEC registered open-end and closed-end funds. The Board Members

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

considered the Fund’s one, three, five, and ten year average annual total return for the periods ended March 31, 2020, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Gabelli and was comprised of other selected closed-end core, growth, and value equity funds (the Performance Peer Group). The Board Members considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s stockholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Gabelli expense peer group comprised of other selected closed-end core, growth, and value equity funds (Expense Peer Group). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared with those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2019. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from its management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common stockholders. As a “registered” stockholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to stockholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered stockholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-698

Website: www.coputershare.com/investor

Stockholders requesting this cash election must include the stockholder’s name and address as they appear on the Fund’s records. Stockholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Stockholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Stockholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our stockholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, stockholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Stockholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Stockholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees . Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund stockholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

John Birch

Partner,

The Cardinal Partners Global

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Daniel E. Zucchi

President,

Daniel E. Zucchi Associates

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2020 through 01/31/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 24,898,515 Preferred Series G – 2,000,000 Preferred Series E – 2,000,000
Month #2 02/01/2020 through 02/29/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 24,898,515 Preferred Series G – 2,000,000 Preferred Series E – 2,000,000
Month #3 03/01/2020 through 03/31/2020	Common – N/A Preferred Series G – 5,399 Preferred Series E – 1,600	Common – N/A Preferred Series G – $22.6482 Preferred Series E – $22.00	Common – N/A Preferred Series G – 5,399 Preferred Series E – 1,600	Common – 25,019,481 Preferred Series G – 2,000,000 – 5,399 = 1,994,601 Preferred Series E – 2,000,000 – 1,600 = 1,998,400
Month #4 04/01/2020 through 04/30/2020	Common – N/A Preferred Series G – 4,400 Preferred Series E – 1,700	Common – N/A Preferred Series G – $23.34 Preferred Series E –$23.25	Common – N/A Preferred Series G – 4,400 Preferred Series E – 1,700	Common – 25,019,481 Preferred Series G – 1,994,601 – 4,400 = 1,990,201 Preferred Series E – 1,998,400 -1,700 = 1,996,700
Month #5 05/01/2020 through 05/31/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 25,019,481 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700

Month #6 06/01/2020 through 06/30/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 25,104,488 Preferred Series G –1,990,201 Preferred Series E – 1,996,700
Total	Common – N/A Preferred Series G – 9,799 Preferred Series E – 3,300	Common – N/A Preferred Series G – $22.9249 Preferred Series E – $22.6250	Common – N/A Preferred Series G – 9,799 Preferred Series E – 3,300	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this reportthat has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Multimedia Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date September 4, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date September 4, 2020

* Print the name and title of each signing officer under his or her signature.